SCHEDULE 14C
                                 (Rule 14c-101)
                INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
            Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Check the appropriate box:

| | Preliminary information           |_|Confidential, for use of the Commission
    statement                            only (as permitted by
                                         Rule  14c-5(d)(2))
|X| Definitive information statement


                    PRIDE BUSINESS DEVELOPMENT HOLDINGS, INC.
                    -----------------------------------------
                (Name of Registrant as Specified in Its Charter)

    Payment of Filing Fee (Check the appropriate box):
          |X|  No fee required.

          |_| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

               N/A
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          (2)  Aggregate number of securities to which transactions applies:

               N/A
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          (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               N/A
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               (4) Proposed maximum aggregate value of transaction:

               N/A
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          (5)  Total fee paid:

               N/A
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          |_|  Fee paid previously with preliminary materials.

          |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount previously paid:

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          (2)  Form, Schedule or Registration Statement No.:

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          (3)  Filing Party:

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          (4)  Date Filed:

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                    PRIDE BUSINESS DEVELOPMENT HOLDINGS, INC.
                       15760 Ventura Boulevard, Suite 1020
                            Encino, California 91436


To the Holders of Common Stock of
Pride Business Development Holdings, Inc.

     Pride Business Development Holdings, Inc., a Nevada corporation ("Company"), has obtained a written consent from the majority stockholders as of December 10, 2004, approving an amendment to its certificate of incorporation to authorize a class of preferred stock ("Certificate Amendment"). Details of the Certificate Amendment and other important information are set forth in the accompanying Information Statement. The Board of Directors of the Company has unanimously approved the Certificate Amendment. Under Section 78.320 of the Nevada General Corporation Law, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, the majority stockholders approved the Certificate Amendment. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of the Certificate Amendment by less than unanimous written consent of the stockholders of the Company.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                                       By Order of the Board of Directors



                                       Ari Markow
                                       President



Encino, California
December 13, 2004
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                    PRIDE BUSINESS DEVELOPMENT HOLDING, INC.

                              INFORMATION STATEMENT
                CONCERNING CORPORATE ACTION AUTHORIZED BY WRITTEN
                    CONSENT OF STOCKHOLDERS OWNING A MAJORITY
               OF SHARES OF CAPITAL STOCK ENTITLED TO VOTE THEREON

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

     This Information Statement is being furnished to the stockholders of Pride Business Development Holding, Inc., a Nevada corporation ("Company"), to advise them of the corporate action described herein, which has been authorized by a written consent of stockholders collectively owning a majority of the outstanding voting securities of the Company entitled to vote thereon. This action is being taken in accordance with the requirements of the general corporation law of the State of Nevada ("NGCL").

     The Company's Board of Directors ("Board") has determined that the close of business on December 10, 2004 was the record date ("Record Date") for the stockholders entitled to notice about the proposal authorizing an amendment to the certificate of incorporation of the Company to create and authorize a class of preferred stock, consisting of 10,000,000 shares, $.001 par value, the rights of which may be set by the board of directors at the time of issuance without stockholder approval ("Certificate Amendment").

     On December 10, 2004, the Board approved the Certificate Amendment and authorized the Company's officers to obtain written consents from the holders of a majority of the outstanding voting securities of the Company to approve the Certificate Amendment. Under Section 78.320 of the NGCL, any action required or permitted by the NGCL to be taken at an annual or special meeting of stockholders of a Nevada corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the approval of the Certificate Amendment must be given to those stockholders who have not consented in writing to the action and who, if the action had been taken at a meeting, would otherwise have been entitled to notice of the meeting.

     On December 10, 2004, two stockholders who collectively owned of record 8,500,000 shares of the Company's common stock, representing approximately 74% of the outstanding voting securities of the Company, executed and delivered to the Company written consents authorizing and approving the Certificate Amendment. Accordingly, no vote or further action of the stockholders of the Company is required to approve the Certificate Amendment. You are hereby being provided with notice of the approval of the Certificate Amendment by less than unanimous written consent of the stockholders of the Company.

     The executive offices of the Company are located at 15760 Ventura Boulevard, Suite 1020, Encino, California 91436, and its telephone number is
(866)868-0461.

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

     This information statement is first being mailed to stockholders as of the Record Date on or about December 10, 2004 and is being furnished for informational purposes only.


                                VOTING SECURITIES

     The Company only has common stock issued and outstanding. As of the Record Date, there were 11,500,000 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote on all matters submitted to the holders of common stock for their approval. The consent of the holders of a majority of all of the Company's outstanding common stock was necessary to authorize the Certificate Amendment.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table and accompanying footnotes set forth certain information as of the Record Date with respect to the stock ownership of (i) those persons known to the Company to beneficially own more than 5% of the Company's common stock, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) all directors and executive officers of the Company as a group.


Name and Address of               Amount and Nature of         Percent of
Beneficial Owner                 Beneficial Ownership*     Outstanding Shares

Ari Markow**                              1,700,000                 14.8%

Francine Markow***                        6,800,000                 59.1%

All executive officers and
directors as a group (two
persons)                                  8,500,000                 73.9%

-------------------------

* Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options or warrants currently exercisable or convertible within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.

**   Ari Markow is the president, treasurer and a director of the Company.

*** Francine Markow is a vice president, secretary and a director of the Company.

     As of the Record Date, there were no outstanding options or warrants to purchase shares of common stock.

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

                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information concerning the directors and executive officers of the Company and their ages and positions. Each director holds office until the next annual stockholders' meeting and thereafter until the individual's successor is elected and qualified. Officers serve at the pleasure of the board of directors.

      Name                             Age                 Position

      Ari Markow                        35    Director, President and Treasurer

      Francine Markow                   54    Director,   Vice  President  and
                                               Secretary

     Ari Markow, age 35, currently serves as the President, Treasurer, and a member of the Board of Directors of Pride Business Development Group. Prior to joining Pride Business Development Group in May of 2003, Mr. Markow served as General Counsel and Vice President to a privately held business consulting firm specializing in assisting small private and public emerging growth companies in managing and realizing their goals with respect to their business operations, growth potential and financing needs. Prior thereto, Mr. Markow practiced securities and corporate law and litigation at two separate Los Angeles, California based law firms where he represented the interests of a variety of private and public companies with respect to SEC compliance issues, mergers, acquisitions, restructuring transactions and general corporate matters. Mr. Markow has been a member of the California State Bar since 1996.

     Francine Markow, age 54, currently serves as Corporate Secretary, Vice President and Chairman of the Board of Directors of Pride Business Development Group. She holds a Bachelor of Arts Degree in Speech Communication from California State University, Northridge. Prior to joining Pride Business Development Group in May of 2003, Mrs. Markow founded and helped build a corporate service company located in Los Angeles, California which acts as a full service filing agent for small public corporations and offers general public relations and consulting services to its corporate clients. She continues to serve as an officer and director of the corporate service company. Since 1993 Mrs. Markow has volunteered her services to the Simon Wiesenthal Center's Museum of Tolerance located in Los Angeles, California, as both a docent and facilitator for their Tools For Tolerance Program, dedicated to diversity training for corporations and educators.


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

Certain Relationships and Related Transactions

     In the past two fiscal years, there have not been any transactions that have to be reported.

                              CERTIFICATE AMENDMENT

      AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ESTABLISH A CLASS OF
                                 PREFERRED STOCK

     The board of directors unanimously adopted and submitted to and obtained from the stockholders by written consent of the majority of the holders of common stock, approval for an amendment to the certificate of incorporation to authorize the Company to issue up to 10,000,000 shares of preferred stock, par value $.001 per share. The board of directors believes that the authorization of the preferred stock is in the Company's and the stockholders' best interests. Although the board of directors has no current or future plans or commitments to issue any shares of preferred stock, the board believes that the availability of such a security may prove especially useful in connection with financing our capital needs or structuring the growth of the Company. The flexibility vested in the board to issue shares of preferred stock would, in particular, allow the board to consider and, if in the best interests of the stockholders, take advantage of acquisition opportunities. The authorization will enable the board to act promptly if appropriate circumstances arise which require the issuance of such shares. Once approved by the stockholders and the certificate of amendment filed to create the class, no further authorization will be required by the board to issue shares of preferred stock.

     The preferred stock will be issuable in one or more series, each series having such designations, preferences, and dividend, conversion, redemption, cumulative, relative, participating, optional and other rights, including voting rights, qualifications, limitations and restrictions as determined by the board. Thus, the board of directors will be entitled to authorize the creation and issuance of up to 10,000,000 shares of preferred stock in one or more series with such rights, limitations and restrictions as may be determined in the board's sole discretion, without the expense and delay of a special stockholders' meeting, except as may be required by our by-laws, applicable law or stock market or exchange requirements. Many other public companies have authorized a class of preferred stock with similar features.

     The authorization of the shares of preferred stock will not, by itself, have any effect on the rights of the holders of shares of our common stock. Nonetheless, the issuance of one or more series of preferred stock could, depending upon the board's determination of the rights and preferences of the series of preferred stock, (i) restrict the payment of dividends to holders of our common stock; (ii) dilute voting power of the holders of common stock to the extent that the holders of preferred stock are given voting rights; (iii) dilute the equity interests and voting power of the holders of common stock if the preferred stock is convertible into common stock; and (iv) restrict the distribution of assets to the holders of the common stock upon liquidation or dissolution and until the satisfaction of any liquidation preference granted to the holders of preferred stock. Although the board has no present intention of


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

doing so, it could issue shares of preferred stock that could, depending on the terms of such series, discourage or make more difficult an attempt to obtain control of us by means of a merger, tender offer, proxy contest or other means. When in the board's judgment such action would be in the Company's and the stockholders' best interest, the issuance of shares of preferred stock could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company, for example, by the sale of preferred stock to purchasers favorable to the board. In addition, the board could authorize holders of a series of preferred stock to vote either separately as a class or with the holders of common stock, on any merger, sale or exchange of the Company assets or any other extraordinary corporate transaction. The existence of the additional shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares could also be used to dilute the stock ownership of a person or entity seeking to obtain control of us should the board consider the action of such entity or person not be in the Company's or the stockholders' best interests.

     The affirmative vote or consent of the holders of a majority of all outstanding shares of common stock was required for adoption of this proposal. The form of amendment to the Certificate of Incorporation is set forth in Appendix A.

     On December 10, 2004, two stockholders holding an aggregate of 8,500,000 shares of common stock, representing approximately 74% of the outstanding voting securities of the Company, executed and delivered to the Company written consents authorizing and approving the Certificate Amendment.


                              AVAILABLE INFORMATION

     Please read all the sections of the Information Statement carefully. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). These reports, proxy statements and other information filed by the Company with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

                    INCORPORATION OF INFORMATION BY REFERENCE

     The following documents, which are on file with the Commission (Exchange Act File No. 000-32517) are incorporated in this Information Statement by reference and made a part hereof:

     (i) Annual Report on Form 10-KSB, as amended, for the fiscal year ended December 31, 2003.

     (ii) Information Statement on Schedule 14(f) filed August 3, 2004. (iii)
          Schedule 14C filed September 21, 2004. (iv) Quarterly Reports on Form 10-QSB filed May 17, 2004, August 20, 2004 and November 22, 2004.

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

     (v)  Current Report on Form 8-K filed August 24, 2004.

     The Company's Registration Statement on Form 10-SB12G, file date April 6, 2000 (File No. 000-32517), which contains descriptions of the Company's Common Stock commencing on page 30, is also incorporated in this Information Statement by reference and made a part hereof. The financial statements of the Company, and management's discussion and analysis sections of the Form 10-KSB noted above are incorporated by reference and may be found at pages F-1 to F-6 and Item 7 (page 7), respectively.

     All documents filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the Effective Date shall be deemed to be incorporated by reference in this Information Statement and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this Information Statement and filed with the Commission prior to the date of this Information Statement shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

     The Company will provide without charge to each person to whom this Information Statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents). Written or telephone requests should be directed to the Company at 15760 Ventura Boulevard, Suite 1020, Encino, California 91436 (telephone number (866) 868-0461).

                                       PRIDE BUSINESS DEVELOPMENT
                                       HOLDINGS, INC.



Encino, California
December 13, 2004

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